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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):  November 17, 2005
                                                    -----------------

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                              NAYNA NETWORKS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

              Nevada                                000-13822                              83-0210455
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 (State or other jurisdiction of            (Commission File Number)                      (IRS Employer
          incorporation)                                                               Identification No.)

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       4699 Old Ironsides Drive, Suite 420, Santa Clara, California 95054
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          (Address of principal executive offices, including zip code)


                                 (408) 956-8000
                                 --------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On November 23, 2005, Nayna Networks, Inc., a Nevada corporation (the
"Company") announced that on November 17, 2005 (the "Closing Date") it entered into a Securities Purchase Agreement with certain investors (the "Securities
Purchase Agreement") pursuant to which the Company sold an aggregate of $4.8 million of its Callable Secured Convertible Notes (the "Notes") and warrants to purchase up to 2,400,000 shares of the Company's common stock, $0.0001 par value per share (the "Common Stock") having an exercise price of $1.00 per share (the
"Stock Purchase Warrants"). The investment funds, Notes and Stock Purchase
Warrants will be delivered in three equal tranches: (i) at the Closing Date;
(ii) within five (5) business days following the filing by the Company with the Securities and Exchange Commission (the "SEC") of the Registration Statement (as hereinafter defined); and (iii) within five (5) business days following the date on which the SEC may declare the Registration Statement effective. The Stock
Purchase Warrants are exercisable, in whole or in part, for a period of five (5) years following the date of issuance of such Stock Purchase Warrants.

         The transaction is expected to provide gross proceeds of approximately
$4.8 million to the Company before deducting costs associated with the offering, and will be used primarily for the payment of certain existing liabilities of the Company and for general corporate purposes, including the payment of product development, sales and marketing and general and administrative expenses.
Laidlaw and Company and Stonegate Securities, Inc. ("Stonegate") acted as placement agents for this transaction and will receive an aggregate of $444,000 in fees and warrants to purchase 540,000 shares of Common Stock having an exercise price of $1.00 per share, payable in three equal tranches at such times as the investment funds, Notes and Stock Purchase Warrants are delivered, for services rendered to the Company in connection therewith. In addition, on September 16, 2005, the Company issued 50,000 shares of Common Stock to
Stonegate, and is obligated to issue an additional 50,000 shares of Common Stock to Stonegate not later than December 16, 2005, in consideration for certain investment banking services rendered by Stonegate to the Company.

         The Notes have an aggregate principal balance of $4.8 million, bear an interest rate of 8% per annum and mature three (3) years after the date of issuance. Under certain conditions and subject to certain limitations, the Notes are convertible into Common Stock, callable by the Company, subject to certain anti-dilution protections and subject to acceleration provisions. Furthermore, the Notes are secured by a security interest granted by the Company in favor of the holders of the Notes in certain of the Company's intellectual property rights and assets, pursuant to the terms of an Intellectual Property Security
Agreement (the "IP Security Agreement") and a Security Agreement (the "Security
Agreement") both dated as of the Closing Date.

         On November 17, 2005, the Company also entered into a Registration
Rights Agreement (the "Registration Rights Agreement") with the investors in connection with this financing. Pursuant to the terms of the Registration Rights
Agreement, the Company has agreed to file a resale registration statement on Form SB-2, or such other form of registration statement as may be available to the Company (the "Registration Statement"), within thirty (30) days after the Closing Date for purposes of registering, pursuant to the Securities Act of 1933, as amended (the "Act"), the Registrable Securities (as defined in the Registration Rights Agreement). The Company is not listing the Stock Purchase
Warrants or the Notes on an exchange or any trading system and does not expect that a trading market for the Stock Purchase Warrants or Notes will develop.

         The foregoing description does not purport to be a complete statement of the parties' rights and obligations under the Transaction Documents (as hereinafter defined) and the transactions contemplated thereby, or a complete explanation of the terms thereof. A complete copy of each of the Securities
Purchase Agreement, the form of Notes, the form of Stock Purchase Warrant, the Registration Rights Agreement, the IP Security Agreement, the Security Agreement
(collectively, the "Transaction Documents") and the press release announcing the transaction are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 99.1, respectively, and are incorporated herein by reference. The foregoing descriptions of the Transaction Documents and any other documents or filings referenced herein are qualified in their entirety by reference to such Exhibits, documents or filings.

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
          OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         The disclosures set forth in Item 1.01 above are incorporated herein reference.

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Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

         The disclosures set forth in Item 1.01 above are incorporated herein reference.

         The securities sold in this transaction have not been registered under the Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act. No underwriter was employed by the Company in connection with the issuance of the securities described above. The Company believes that the issuance of the foregoing securities was exempt from registration under Section
4(2) of the Act as transactions not involving a public offering. Each of the recipients acquired the securities for investment purposes only and not with a view to distribution and had adequate information about the Company.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.       Description
-----------       -----------

    10.1 Securities Purchase Agreement dated November 17, 2005 by and between the Company and the investors set forth therein. Filed herewith.

    10.2          Form of Callable Secured Convertible Note. Filed herewith.

    10.3          Form of Stock Purchase Warrant. Filed herewith.

    10.4 Registration Rights Agreement dated November 17, 2005 by and between the Company and the investors set forth therein. Filed herewith.

    10.5          Intellectual Property Security Agreement dated November 17,
                  2005 by and between the Company and the investors set forth therein. Filed herewith.

    10.6          Security Agreement dated November 17, 2005 by and between the
                  Company and the investors set forth therein. Filed herewith.

    99.1 Press Release of the Company dated November 23, 2005. Filed herewith.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NAYNA NETWORKS, INC.


                                         By:/s/ Michael Meyer
                                            ------------------------------
                                            Michael Meyer
                                            Chief Financial Officer

Date:  November 23, 2005



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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

    10.1 Securities Purchase Agreement dated November 17, 2005 by and between the Company and the investors set forth therein. Filed herewith.

    10.2          Form of Callable Secured Convertible Note. Filed herewith.

    10.3          Form of Stock Purchase Warrant. Filed herewith.

    10.4 Registration Rights Agreement dated November 17, 2005 by and between the Company and the investors set forth therein. Filed herewith.

    10.5          Intellectual Property Security Agreement dated November 17,
                  2005 by and between the Company and the investors set forth therein. Filed herewith.

    10.6          Security Agreement dated November 17, 2005 by and between the
                  Company and the investors set forth therein. Filed herewith.

    99.1 Press Release of the Company dated November 23, 2005. Filed herewith.